BP Capital TwinLine Energy Fund (“Energy Fund”)

Supplement dated September 29, 2017 to the Summary Prospectus dated March 30, 2017, as supplemented May 23, 2017

Effective September 30, 2017, Brian Bradshaw and David Meaney will no longer serve as Portfolio Managers for the Energy Fund.

Effective September 30, 2017, the portfolio manager table in the section titled “Management” on page 7 of the Summary Prospectus is replaced with the following:

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Toby Loftin	Managing Member and Portfolio Manager	Inception, 2013
William Woodson “Trip” Rodgers, III	Portfolio Manager	2017
Tim Dumois	Portfolio Manager	2017

Please retain this Supplement with the Summary Prospectus.